As filed with the Securities and Exchange Commission on November 7, 2013
1933 Act Registration Number – 333-189704
1940 Act Registration Number – 811-22858

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
Pre-Effective Amendment No. 3
Post-Effective Amendment No. ___
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
Amendment No. 3

WST Investment Trust
(Exact Name of Registrant as Specified in Charter)

150 West Main Street, Suite 1700
Norfolk, VA 23510
 (Address of Principal Office)

Registrant's Telephone Number, including Area Code: 757-623-3676

Roger H. Scheffel Jr.
150 West Main Street, Suite 1700
Norfolk, VA 23510
(Name and Address of Agent for Service)

With copy to: Thomas W. Steed III, Esq.
Kilpatrick Townsend & Stockton LLP
4208 Six Forks Road
Raleigh, NC  27609

Approximate date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Prospectus	October [ ], 2013

WST Asset Manager - U.S. Equity Fund

Investor Shares (Ticker Symbol: WSTEX)

Institutional Shares (Ticker Symbol: WSTIX)

A series of the
WST Investment Trust

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Page
FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	27
ADDITIONAL INFORMATION	back cover

3

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the WST Asset Manager - U.S. Equity Fund (the “Fund”) is to seek long-term capital appreciation, while maintaining a secondary emphasis on generating income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	1.30%	1.21%
Acquired Fund Fees and Expenses(1)	0.48%	0.48%
Total Annual Fund Operating Expenses	2.78%	2.44%
Management Fee Waivers and Expense Reimbursements(2)	-0.80%	-0.71%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(2)	1.98%	1.73%

(1)	Based on estimated amounts for the current fiscal year.

(2)
Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.25% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until January 1, 2015. The Expense Limitation Agreement may be terminated by the WST Investment Trust (the “Trust”) or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

4

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until January 1, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Shares	$201	$787
Institutional Shares	$176	$693

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund intends to make investments corresponding to those investments in the WST Asset Manager – US Equity Index (“WSTE Index”), which is a custom public index created and also managed by the Advisor.  The WSTE Index is published daily by Bloomberg under the symbol “WSTE” and is calculated by S&P Dow Jones Indices.  Both the Fund and the WSTE Index use the same proprietary quantitative model (the “Investment Model”) developed by the Advisor to make investment decisions and allocate investments among the various primary sectors of the S&P 500 Index (“Sector Investments”), fixed income securities (“Fixed Income Investments”) and gold related securities (“Gold Investments”).  The Investment Model is designed to allocate portfolio investments by evaluating asset class correlation, volatility, trends and momentum.  To implement this strategy, the Fund primarily invests in exchange traded funds (“ETFs”) or baskets of securities (i.e., groups of securities related by index or sector made available through certain brokers at a discount brokerage rate).

The Sector Investments in which the Fund may invest will generally be ETFs or baskets of securities representing one or more of the nine primary industry sectors of the S&P 500 Index. Currently, the nine sectors are consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology and utilities.

Fixed Income Investments of the Fund will normally include ETFs or baskets of fixed income securities that are primarily considered “investment grade” at the time of investment.  The underlying securities in the ETFs or baskets comprising the Fixed Income Investments may be issued by various public- or private-sector entities, may have fixed or floating rates and may be of any maturity or duration.

5

Gold Investments are generally in securities of companies (which may be ETFs) that buy and hold physical gold.  The Fund does not intend to hold gold directly.

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowing for investment purposes, in Sector Investments (and thus in equity securities of U.S. companies), while a combination of Fixed Income Investments and/or Gold Investments will typically comprise less than 12% of the value of the Fund’s net assets.

The Fund’s investment allocations, determined by the Investment Model, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year.  A higher portfolio turnover rate indicates a greater number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Market Risk:  Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Investment Model Risk:  The share price of the Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Investment Model. The ability of the Fund to meet its investment objective is directly related to the ability of the Investment Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Investment Model will enable the Fund to achieve positive returns or outperform the market, and if the Investment Model fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Correlation and Tracking Risk:  Correlation and tracking risk refers to the risk that the Fund’s performance may vary somewhat from the of the performance of the index it seeks to track (WSTE Index) due to such factors as the Fund’s cash flow, differences in the Fund’s expenses and investment limitations, and timing differences associated with additions to and deletions from the index.

Risks Related to “Fund of Funds” Structure:  Investments in ETFs and other pooled investments subject the Fund to paying its proportionate share of fees and expenses from those investments.  In other words, by investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

6

Risks Related to ETF NAV and Market Price:  The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Sector Risk:  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors. To the extent the Fund invests a significant portion of its portfolio in securities representing one or more of the primary sectors of the S&P 500 Index, the Fund is more vulnerable to conditions that negatively affect such sectors.

Fixed Income Securities Risk:  There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund’s Statement of Additional Information (“SAI”).

•
Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investing in Floating Rate Notes:  Floating rate notes attempt to protect investors against a rise in interest rates, but also carry lower yields than fixed rate notes of the same maturity.  The interest rate for a floating rate note resets or adjusts periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR).  Because rates on floating rate notes reset or adjust only periodically, changes in prevailing interest rates (particularly sudden or significant changes) can cause fluctuations in the value of floating rate notes.

Risks Related to Investing in Precious Metals:  Risks related to investing in gold include production risks caused by geologic and environmental factors.  Furthermore, investments related to precious metals may fluctuate sharply over short periods of time and are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

Concentration Risk: To the extent the WSTE Index is concentrated in a particular sector, the Fund will generally also be concentrated in that sector.  A fund that concentrates in a particular industry sector could experience greater volatility then funds investing in a broader range of industry sectors.

Risks Related to Frequent Trading and Portfolio Turnover:  As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. As a result of its trading strategies, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be greater than 100%.

7

Non-diversified Fund Risk: The Fund is a non-diversified fund. A non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

New Fund Risk:  The Fund was formed in 2013 and has no operating history. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

PERFORMANCE SUMMARY

The Fund is new and does not have a performance history for a full calendar year to report. When the Fund has completed a full calendar year of operations, this section will include information which an investor would find useful in evaluating the risks of investing in the Fund, such as information that shows the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information, current through the most recent month end, is available by calling 866-515-4626.

MANAGEMENT OF THE FUND

Investment Advisor

Wilbanks, Smith & Thomas Asset Management, LLC is the Fund’s investment advisor.

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund are:

Name	Title with the Advisor	Length of Service to the Fund
Wayne F. Wilbanks	Managing Principal	Since October 2013
and Chief Investment Officer

Roger H. Scheffel Jr.	Principal and Portfolio Manager	Since October 2013

Tom McNally	Portfolio Manager	Since October 2013

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment*

$1,000 for Investor Shares; $100,000 for Institutional Shares.

8

Minimum Subsequent Investment*

$250 for Investor Shares; $1,000 for Institutional Shares.

*The Fund reserves the right to waive or reduce the investment minimums under certain circumstances.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.  Written requests to the Fund should be sent to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  For more information about purchasing and redeeming shares, please see “How to Buy Share” and “How to Redeem Shares” in the Prospectus or call 866-515-4626.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of the Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on generating income. The Fund’s investment objective may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its investment objective, the Fund intends to make investments corresponding to those investments in the WST Asset Manager – US Equity Index (“WSTE Index”), which is a custom public index created and also managed by the Advisor.  The WSTE Index is published daily by Bloomberg under the symbol “WSTE” and is calculated by S&P Dow Jones Indices.  Both the Fund and the WSTE Index use the same proprietary quantitative model (the “Investment Model”) developed by the Advisor to make investment decisions and allocate investments among the various primary sectors of the S&P 500 Index (“Sector Investments”), fixed income securities (“Fixed Income Investments”) and gold related securities (“Gold Investments”).  The Investment Model is designed to allocate portfolio investments by evaluating asset class correlation, volatility, trends and momentum.  To implement this strategy, the Fund primarily invests in exchange traded funds (“ETFs”) or baskets of securities (i.e., groups of securities related by index or sector made available through certain brokers at a discount brokerage rate).

 Additional Information About the WSTE Index

The WSTE Index is a custom public index created by the Advisor and is published by Bloomberg under the symbol “WSTE” and calculated by S&P Dow Jones Indices LLC, a part of McGraw Hill Financial.  The WSTE Index is comprised of Sector Investments, Fixed Income Investments and Gold Investments. The WSTE Index was formed in January 2013 to show the performance of a model portfolio that implements the Advisor’s S&P 500 sector rotation strategy (designed to capture the returns of U.S. equity markets) coupled with a risk management strategy (designed to minimize extraordinary downside risk).  The WSTE Index is not rebalanced on a set schedule; rather, the Investment Model used by the WSTE Index may cause the investment allocation to change at any time.

Because the Advisor manages the WSTE Index and the Fund with the same Investment Model, the Advisor anticipates that the Fund will be able to substantially replicate the performance of the WSTE Index. However, the performance of the WSTE Index will not reflect the Fund’s management fees, brokerage fees, acquired fund fees or other expenses incurred by the Fund, and therefore, the Fund may not be able to directly track the performance of the WSTE Index. In addition, the Fund may deviate from tracking the WSTE Index if it is determined that tracking the index is likely to violate applicable legal or regulatory restrictions  or could otherwise result in adverse consequences for the Fund.  Situations that may cause the Fund to deviate from tracking the WSTE Index include times of large inflows of cash from new investments, the need to hold cash to meet large redemption requests, and the need to satisfy investment limitations or restrictions under applicable securities or tax laws (e.g, restrictions under the 1940 Act or Subchapter M of the Internal Revenue Code). If these situations occur, the Fund will attempt to adjust portfolio investments while investing as close to the Investment Model as possible.

Standard & Poor’s and S&P are registered trademarks of Standard & Poor’s Financial Services LLC, a part of McGraw Hill Financial. Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  These trademarks have been licensed to S&P Dow Jones Indices LLC. It is not possible to invest directly in an index. S&P Dow Jones Indices LLC, Dow Jones, S&P and their respective affiliates (collectively “S&P Dow Jones Indices”) do not sponsor, endorse, sell, or promote any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index. This document does not constitute an offer of services in jurisdictions where S&P Dow Jones Indices does not have the necessary licenses. S&P Dow Jones Indices receives compensation in connection with licensing its indices to third parties.

10

The Sector Investments in which the Fund may invest will generally be ETFs or baskets of securities representing one or more of the nine primary industry sectors of the S&P 500 Index. The nine sectors are consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology and utilities.  The Fund will generally not invest in all of the sectors of the S&P 500 Index at any given time, but only in those sectors the Investment Model indicates have the most growth potential.  Investments in any single sector will generally be limited to no more than 48% of the Fund’s total assets, as measured at the time of purchase.

Fixed Income Investments of the Fund will normally include ETFs or baskets of fixed income securities that are primarily considered “investment grade” at the time of investment.  The underlying securities in the ETFs or baskets comprising the Fixed Income Investments may be issued by various public- or private-sector entities, may have fixed or floating rates, and may be of any maturity or duration.

Gold Investments are generally in securities of companies (which may be ETFs) that buy and hold physical gold.  The Fund does not intend to hold gold directly.

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowing for investment purposes, in Sector Investments (and thus in equity securities of U.S. companies), while a combination of Fixed Income Investments and/or Gold Investments will typically comprise less than 12% of the value of the Fund’s net assets.  This investment policy may change without shareholder approval upon at least 60 days’ prior written notice to shareholders.  Equity securities include, but are not limited to stocks and ETFs and stock baskets that invest primarily in equity securities.  The Fund considers a U.S. company to be one that: (i) is organized under the laws of, or has its principal offices in the United States; (ii) has its principal securities trading market in the United States; (iii) alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States; and/or (v) issues securities denominated in U.S. dollars.

The Fund’s investment allocations, determined by the Investment Model, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year.  A higher portfolio turnover rate indicates a greater number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.  The Fund is best suited for long-term investors.

The Fund will generally sell securities when they no longer fit the desired allocation under the Investment Model or when the Advisor believes more attractive investment opportunities exist.

11

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Market Risk:  Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Investment Model Risk:  The share price of the Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Investment Model. The ability of the Fund to meet its investment objective is directly related to the ability of the Investment Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Investment Model will enable the Fund to achieve positive returns or outperform the market, and if the Investment Model fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Correlation and Tracking Risk:  Correlation and tracking risk refers to the risk that the Fund’s performance may vary somewhat from the of the performance of the index it seeks to track (i.e., the WSTE Index) due to such factors as the Fund’s cash flow, differences in the Fund’s expenses and investment limitations, and timing differences associated with additions to and deletions from the index.

Risks Related to “Fund of Funds” Structure:  Investments in ETFs and other pooled investments subject the Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Risks Related to ETF NAV and Market Price:  The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

12

Sector Risk:  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors. To the extent the Fund invests a significant portion of its portfolio in securities representing one or more of the primary sectors of the S&P 500 Index, the Fund is more vulnerable to conditions that negatively affect such sectors.

Fixed Income Securities Risk:  There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund’s SAI.

•
Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investing in Floating Rate Notes:  Floating rate notes attempt to protect investors against a rise in interest rates, but also carry lower yields than fixed rate notes of the same maturity.  The interest rate for a floating rate note resets or adjusts periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR).  Because rates on floating rate notes reset or adjust only periodically, changes in prevailing interest rates (particularly sudden or significant changes) can cause fluctuations in the value of floating rate notes.

Risks Related to Investing in Precious Metals:  Risks related to investing in gold and other precious metals include production risks caused by geologic and environmental factors.  Furthermore, investments related to precious metals may fluctuate sharply over short periods of time and are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

Concentration Risk: To the extent the WSTE Index is concentrated in a particular sector, the Fund will generally also be concentrated in that sector.  A fund that concentrates in a particular industry sector could experience greater volatility then funds investing in a broader range of industry sectors.

Risks Related to Frequent Trading and Portfolio Turnover:  As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

13

Non-diversified Fund Risk: The Fund is a non-diversified fund. A non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

New Fund Risk:  The Fund was formed in 2013 and has no operating history. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

PRIOR PERFORMANCE OF SEPARATE ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Messrs. Wilbanks, Scheffel and McNally (the “co-portfolio managers”) are jointly responsible for managing separate accounts for clients of the Advisor, a portion of which are invested using the “WST U.S. Equity Strategy” that is substantially identical to the “U.S. Equity Strategy” used by the co-portfolio managers to invest Fund assets.  The co-portfolio managers have full discretionary authority over the selection of investments for the separate accounts using the WST U.S. Equity Strategy (referred to herein as the “WST Accounts”), and use substantially the same goals and style of investment management in managing the Fund.  The co-portfolio managers have been primarily responsible for the management of the WST Accounts throughout the entire period presented below.  The Fund has substantially the same investment objectives, policies and strategies as the WST Accounts.

The performance information shown below is a summary of the performance of all the WST Accounts and is provided to show the past performance of those accounts as measured against the specified benchmark index.  The performance of the WST Accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the WST Accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, account expenses, the timing of purchases and sales and availably of cash for new investments, among other things.  In addition, the WST Accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the WST Accounts during the periods shown.  Performance of the Fund during future periods will definitely vary.

The Advisor has provided the information shown below and calculated the performance information as to the WST Accounts.  The WST Accounts’ returns shown include realized and unrealized gains plus income, including accrued income.  These returns are presented net of all actual fees and expenses, including advisory fees of approximately 1%, which fees and expenses are lower than the Fund’s fees and expenses.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the WST Accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The method used to calculate the WST Accounts’ performance differs from the SEC’s standardized method of calculating performance because the WST Accounts did not employ daily valuation, and may produce different results.  The data below shows how the performance for the WST Accounts varied over certain time periods.  Changes in performance from month to month and other time periods provide some indication of risk.  The WST Accounts’ past performance is not necessarily an indication of how the Fund will perform in the future.  The WST Accounts’ performance would be lower if it was calculated using the Fund’s fees and expenses.

14

WST Accounts
Average and Monthly Total Returns
From January 1, 2013 - September 30, 2013

	January 2013	February 2013	March 2013	April 2013	May 2013	June 2013	July 2013	August 2013	September 2013	Since Inception (1-1-2013)
WST Accounts 1	4.56%	0.91%	4.57%	2.46%	1.45%	-1.10%	4.35%	-3.73%	3.63%	18.08%
S&P 500 2 Index	5.18%	1.36%	3.75%	1.93%	2.34%	-1.34%	5.09%	-2.90%	3.14%	19.79%

1	As of September 30, 2013, the WST Accounts totaled approximately $97,174,420.
2
The S&P 500 Index measures the performance of large cap U.S. equities.  Unlike mutual funds, the index does not incur expenses.  If expenses were deducted, the actual returns of this index would be lower.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

In cases where legal limits prevent the Fund from buying a particular ETF, the Fund may instead invest in other ETFs or other pooled investments. The Fund may also invest in other pooled investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Fund may invest in all types of cash positions (“Cash Positions”), such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its portfolio in Fixed Income and Gold Investments, or solely in Fixed Income Investments or Cash Positions. When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

Additional Information. To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Portfolio Holdings and Disclosure Policy.  A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available on the Fund’s website (www.wstamfunds.com) and in the Fund’s SAI.

15

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Wilbanks, Smith & Thomas Asset Management, LLC, 150 W. Main, Suite 1700, Norfolk, VA 23510. The Advisor serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Advisor, organized as a Virginia limited liability company in 1990, is controlled by Wayne Wilbanks. In addition to the Fund, the Advisor serves clients including individuals, corporations, non-taxable entities, and other business and private accounts.

Portfolio Management Team. The Fund is managed by a portfolio management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel Jr. and Tom McNally, CMT, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Wilbanks, Scheffel and McNally have been members of the portfolio management team of the WST U.S. Equity strategy since January 1, 2013.

Wayne F. Wilbanks, CFA, has served as Managing Principal and Chief Investment Officer of the Advisor and chairs its Investment Committee since 1990. Prior to founding the Advisor, he co-founded a regional investment advisory firm where he served as Senior Portfolio Manager and Director of Research. He has over 30 years of investment experience and training in both equity and fixed income disciplines.

Roger H. Scheffel Jr. has served as a Portfolio Manager for the Advisor since 2009 and is a member of that firm's investment committee. Since 2009, Mr. Scheffel has also served as the co-portfolio manager for the Advisor’s WST Asset Manager Strategies.  Before joining the Advisor, Mr. Scheffel worked with UBS. Prior to entering the financial services industry, Mr. Scheffel was a Senior Manager in Ernst & Young's Private Client Services group.

Tom McNally, CMT, CFA has served as a Senior Trader of the Advisor since 2006.  Since 2009, Mr. McNally has also served as the co-portfolio manager for the Advisor’s WST Asset Manager Strategies.  Mr. McNally is a member of the Advisor’s investment committee and oversees trading operations.  Previously, Mr. McNally was a Portfolio Manager and Senior Analyst at a regional investment advisory firm.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI.

Advisor Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 0.75% of its average daily net assets.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with respect to the Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.25% of the average daily net assets allocable to each Class until January 1, 2015. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Board may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Fund’s Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Trust, as set forth in the Expense Limitation Agreement.

16

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s first semi-annual report to shareholders. You may obtain a copy of the Fund’s semi-annual report, when available and without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on June 27, 2013. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by Ultimus include: (i) providing office space, equipment and officers and clerical personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”) is the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

EXPENSES OF THE FUND

In addition to fees payable under the Fund’s Rule 12b-1 Distribution Plan and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: (i) the fees and expenses of its independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Fund’s administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

MINIMUM INVESTMENT

Investor Shares. The minimum initial investment for Investor Shares is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Fund may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

Institutional Shares. The minimum initial investment for Institutional Shares is $100,000 and the minimum additional investment is $1,000 (or $100 for those participating in an automatic investment plan). The minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Fund, or otherwise by the Advisor in its sole discretion.

17

CHOOSING A SHARE CLASS

Through this Prospectus, the Fund is offering two classes of shares: Investor Shares and Institutional Shares (each a “Class” and collectively the “Classes”). The two Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (Investor or Institutional) is more beneficial to you depends on the amount of your investment and how you are purchasing shares of the Fund. Institutional Shares are available only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund and are subject to a minimum initial investment of $100,000; however, the Fund may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

INVESTOR SHARES

Investor Shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Investor Shares.

INSTITUTIONAL SHARES

Institutional Shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Shares. Payments of 12b-1 fees to broker-dealers and others generally begin immediately after the purchase of Fund shares.

In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Fund is authorized to make payments to the Distributor which may be retained by the Distributor or may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Fund’s Investor Shares. The Distributor may make additional payments to dealers and other persons. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

18

PRICING OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of the Fund’s NAV after an order is received in proper form by the Fund. See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively. The NAV of each Class of shares of the Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV of each Class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and are not traded on a market, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

19

PURCHASING SHARES

Investor Shares may be purchased directly through the Fund or through any broker-dealer authorized to sell shares of the Fund. Institutional Shares may be purchased only by institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.

Opening An Account

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the Fund; reference Investor Shares or Institutional Shares to ensure proper crediting to your account.

•	Mail the application and the check to the Transfer Agent at the following address:

WST Asset Manager - U.S. Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 866-515-4626. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

20

Additional Investments. Once an account is open, additional purchases of Investor Shares may be made at any time in minimum amounts of $250 and additional purchases of Institutional Shares may be made at any time in minimum amounts of $1,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

•
By sending a check, made payable to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;

•	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 866-515-4626 before wiring funds; or

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 866-515-4626 for more information about the automatic investment plan and direct deposit plans.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

21

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Additional Information. The Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Fund’s account records.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, or if you are adding or changing Automated Clearing House (ACH) or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 866-515-4626.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

22

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, shares in your account will automatically be redeemed to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 866-515-4626 for additional information.

Redemptions In Kind. The Fund reserves the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to the Fund and its shareholders. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions (see “Investing in the Fund – Minimum Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

23

FREQUENT TRADING POLICIES

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund’s policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of the Fund’s shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

Under the Fund’s policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern is detected, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Fund may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter Frequent Trading.

The Fund does not accommodate frequent purchases or redemptions of Fund shares.

The Fund uses all reasonable means available to ensure the foregoing restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of its shares, it cannot guarantee that such trading will not occur.

24

BENCHMARK DESCRIPTIONS

The Fund compares its performance to standardized indices or other measures of investment performance.  In particular, the Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and its net realized capital gains at least annually to its shareholders. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid in cash or reinvested in additional Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

25

FINANCIAL HIGHLIGHTS

Because the fund is new, there is no financial or performance information included in this prospectus for the Fund.  Once the information becomes available, you may request a copy of this information by calling the Fund at 866-515-4626.

26

Privacy Notice

FACTS	WHAT DOES WST INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons WST Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does WST Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 866-515-4626

27

Who we are
Who is providing this notice?	WST Investment Trust Ultimus Fund Solutions, LLC (Administrator) Ultimus Fund Distributors, LLC (Distributor)
What we do
How does WST Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does WST Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing  for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.
▪ Wilbanks Smith & Thomas Asset Management, the investment adviser to the WST Investment Trust, could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ WST Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ WST Investment Trust does not jointly market.

28

ADDITIONAL INFORMATION

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Fund’s investments will be available in the annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund or to make inquiries about the Fund, please call Toll-Free:

866-515-4626

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.wstamfunds.com or upon written request to the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

WST Investment Trust: Investment Company Act file number 811-22858

29

STATEMENT OF ADDITIONAL INFORMATION

WST ASSET MANAGER - U.S. EQUITY FUND
Institutional Shares (Ticker Symbol: WSTIX)
Investor Shares (Ticker Symbol: WSTEX)

October [  ], 2013

A series of the
WST INVESTMENT TRUST
150 W. Main Street
Norfolk, VA 23510
Telephone 866-515-4626

TABLE OF CONTENTS

OTHER INVESTMENT POLICIES	3
INVESTMENT LIMITATIONS	13
PORTFOLIO TRANSACTIONS	15
DESCRIPTION OF THE TRUST	17
MANAGEMENT AND OTHER SERVICE PROVIDERS	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
DISTRIBUTION PLAN	27
SPECIAL SHAREHOLDER SERVICES	27
DISCLOSURE OF PORTFOLIO HOLDINGS	28
PRICING OF SHARES	30
ADDITIONAL TAX INFORMATION	31
ADDITIONAL INFORMATION ON PERFORMANCE	34
APPENDIX A – DESCRIPTION OF RATINGS	37
APPENDIX B – PROXY VOTING POLICIES	41

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the WST Asset Manager - U.S. Equity Fund dated the same date as this SAI, which incorporates this SAI by reference in its entirety (the “Prospectus”).  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The WST Investment Trust (the “Trust”) was organized on June 27, 2013 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust consists of a single non-diversified series, the WST Asset Manager U.S. Equity Fund (the “Fund”).  The following policies supplement the Fund’s investment objectives and policies as described in the Prospectus for the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Funds may invest.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment programs will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks in this SAI and the Prospectus.

EXCHANGE TRADED FUND AND INVESTMENTS IN OTHER INVESTMENT COMPANIES

Exchange Traded Fund (“ETFs”).  As noted in the Prospectus, the Fund will invest primarily in ETFs.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s investment adviser, Wilbanks, Smith and Thomas Asset Management, LLC (the “Advisor”), believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its net assets fall below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to a conventional fund: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) the shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

ETFs may be actively managed or indexed-based.  Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager expectations regarding particular securities or markets are not met.  An index based ETF’s objective is to track the performance of a specific index.  Index based ETFs generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index.  Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so.  As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

Fixed Income ETFs.  There are risks associated with the potential investment of the Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced.  ETFs may be subject to credit risk to the extent that they invest in fixed income securities that involve a promise by a third party to honor an obligation with respect to the fixed income security.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

•
Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  There is the possibility that the value of an ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from  interest rate changes.  Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the Fund prepaid must be reinvested at  lower prevailing interest rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

•
Maturity Risk.  Maturity risk is another factor that can affect the value of an ETF’s fixed income holdings.  Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed income holdings.  In general, fixed income obligations with longer maturities have  higher  yields and a greater  sensitivity to changes in interest rates.  Conversely, fixed income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Other Investment Companies.  As noted in the Prospectus, the Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies (ETFs or other investment companies).  Under the 1940 Act, the Fund may not acquire shares of another investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF.  The Fund expects to enter into such agreements with a number of Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation.  To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Advisor considers optimal, or cause the Advisor to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed  Investments”) as an alternative.  The Fund may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by the Fund, the Fund intend to vote such shares in the same proportion as the vote of all other holders of such securities.

EQUITY SECURITIES.  The Fund may invest in equity securities, both directly (including, without limitation, investments in Stock Baskets) and indirectly through the Fund’s investment in shares of ETFs and other investment companies.  The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investments in ETFs that invest in equity securities and similar securities involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

FOREIGN SECURITIES. The Fund may invest in securities issued by foreign governments or foreign corporations, either directly or indirectly through ETFs or derivative transactions (e.g., foreign currency futures).  Foreign securities, in addition to securities issued by U.S. entities with substantial foreign operations, involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Issuers of foreign securities are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S.  Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

FOREIGN CURRENCY. The Fund may invest directly or indirectly in foreign currency or in securities that track the performance of a foreign currency against another currency, whether the U.S. dollar or another foreign currency. As a result, the value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

CONVERTIBLE SECURITIES.  In addition to common and preferred stocks, the Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The price of warrants do not necessarily move parallel to the prices of their underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

REAL ESTATE SECURITIES.  The Fund will not invest directly in real estate, but may invest directly or indirectly in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S.  These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Fund may invest directly or indirectly in corporate or municipal fixed income securities.  Corporate and municipal fixed income securities purchased by the Fund may be of any credit quality, maturity or yield.  Accordingly, the Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion).  In addition, the Fund’s fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds whose ratings are below investment grade.  Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities.  Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength.  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.  Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI.  While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

The Fund may invest (directly or indirectly) in fixed income securities issued by foreign governments or foreign corporations, including in emerging markets. Risks related to foreign securities, including emerging markets, are described above under “Foreign Securities”.

MONEY MARKET INSTRUMENTS.  The Fund may invest directly and indirectly in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES.  The Fund may invest directly or indirectly in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

ZERO COUPON SECURITIES.  The Fund may directly or indirectly purchase zero coupon securities.  Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment).  Zero coupon securities are bought at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.  A zero coupon step-up security converts to a coupon security before final maturity.

REPURCHASE AGREEMENTS.  The Fund may invest directly or indirectly in repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

REVERSE REPURCHASE AGREEMENTS.  The Fund may also engage in reverse repurchase agreements.  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

ILLIQUID INVESTMENTS.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES.  Within its limitations on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FUNDING AGREEMENTS.  Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the Fund to require prompt performance by the insurance company of its payment obligations under the funding agreement.

OPTIONS. The Fund may purchase directly or indirectly and write put and call options on securities.  The Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

FUTURES CONTRACTS.  The Fund may directly or indirectly invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund seeks to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not directly purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box,” i.e., when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities.  However, the Fund may from time to time invest directly or indirectly in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING.  The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.  In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund’s outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act.  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)
Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)
Invest more than 25% of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) and investments in other registered investment companies are not considered to be issued by members of any industry; and

(8)
Purchase or sell commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed by the Board without shareholder approval.  As a matter of non-fundamental policy, the Fund may not knowingly:

(1)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).  For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs;

(4)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(5)
Invest more than 15% of its net assets (as measured at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by the Advisor to be liquid, subject to the oversight of the Board.  The Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities.  In these situations, however, the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase): provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding).  In general, each Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300%, the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement between the Advisor and the Fund, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment adviser for a number of client accounts, in addition to the Fund.

Brokerage Selection.  The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers.  In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Advisor may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Advisor’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of what another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers.  Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

Aggregated Trades.  While investment decisions for the Fund are made independently from those for any other accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions.  When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Advisor believes to be equitable to the Fund and other participating accounts.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on June 27, 2013, is an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of one Fund and the Fund has two classes classes of shares, which are referred to as “Institutional Shares” and “Investor Shares.”  Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information).  The number of shares of the Trust shall be unlimited.  When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders would be entitled to receive the assets available for distribution belonging to the Fund.  Shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. At any time where there is more than one series of the Trust, if there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular fund, the Board shall allocate them among any one or more of the funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares of all series of the Trust have equal voting rights and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal;

(b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to hold an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews performance of the Fund; and oversee the business activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS.  Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (born 1953)	Trustee	Since 2013	President and CEO of NC Mutual Life Insurance Company (insurance company).	1
Independent Trustee of Tilson Investment Trust for its one series; Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-four series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company)

Thomas G. Douglass (born 1956)	Trustee	Since 2013	Principal, Douglass and Douglas, Attorneys	1	Independent Trustee of Tilson Investment Trust for its one series.
INTERESTED TRUSTEE*
Wayne F. Wilbanks (born 1960)	Trustee and President	Since 2013	Mr. Wilbanks has served as Managing Principal and Chief Investment Officer of the Advisor and chaired its Investment Committee since 1990.	1	None
* Mr. Wilbanks is an Interested Trustee because he is an employee of the Advisor.
OTHER EXECUTIVE OFFICERS
Theresa A. Garber (born 1972)	Chief Compliance Officer	Since 2013	Chief Compliance Officer of the Advisor (2013-Present); Compliance Manager of the Advisor (2008-2013). Also serves as Vice President of Operations of the Advisor.	n/a	n/a
Roger H. Scheffel Jr. (born 1968)	Vice President	Since 2013	Portfolio manager of the Advisor since 2009. Prior to that time, Mr. Scheffel worked with UBS.	n/a	n/a
Robert G. Dorsey (born 1957)	Vice President	Since 2013	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	n/a	n/a

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Stephen L. Preston (born 1966)	AML Compliance Officer	Since 2013
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010); Chief Compliance Officer at FSC Securities Corporation/Advantage Capital Corporation (2003 to 2008).
				n/a	n/a
Tina H. Bloom (born 1968)	Secretary	Since 2013	Director of Fund Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC (officer of both companies since July 2006)	n/a	n/a
Theresa M. Bridge (born 1969)	Treasurer (Principal Financial Officer)	Since 2013	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC since 2000	n/a	n/a

Board Structure

The Trust’s Board includes two Independent Trustees and one Interested Trustee. Mr. Speed, one of the Trust’s Independent Trustees, serves as Chairman of the Board. The Chairman presides at all Board Meetings, Executive Sessions of the Independent Trustees and meetings of the Committee of Independent Trustees.  The Chairman facilitates communication and coordination between the Independent Trustees and management and works closely with Trust counsel.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.  He is also assisted by Mr. Wilbanks as President of the Trust.  Mr. Wilbanks, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having two out of three Trustees as Independent Trustees, coupled with the responsibilities undertaken by Mr. Wilbanks as President and Mr. Speed as the Chairman, is appropriate and in the best interests of the Trust.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

Board Committee.  The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust.  Messrs. Speed and Douglass are the members of the Committee of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Wilbanks has experience as an investor, including his roles as a portfolio manager of the Advisor, and has management experience as its CEO.  Mr. Douglass has experience in and knowledge of the financial industry as an individual investor.  He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority.  Mr. Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards.  He also has business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

The Board has determined that, collectively, the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Beneficial Ownership of Shares of the Fund.  The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all Fund in the Fund complex, as of  September 1, 2013, and stated as one of the following ranges:  A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James H. Speed, Jr.	A	A
Thomas G. Douglass	A	A
Wayne F. Wilbanks	A	A

* Each Trustee serves as a trustee to the one fund of the Trust.

Ownership In Fund Affiliates.  As of September 1, 2013, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Fund’s principal underwriter or any affiliate of the Advisor or the principal underwriter.

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust.  Each Independent Trustee receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone.   The Fund reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings.

CODES OF ETHICS.  The Trust, the Advisor and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes).  The codes of ethics permit personnel of the Trust, the Advisor and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust, the Advisor and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM.  The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program.  The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Board.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC.  Form N-PX states how the Trust voted proxies relating to  portfolio securities during the most recent 12-month period ended June 30.  The Trust’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling 1-866-383-7636.  This information is also available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISOR.  Information about the Advisor, Wilbanks, Smith and Thomas Asset Management, LLC, 150 W. Main Street,  Norfolk, VA 23510, and its duties and compensation is described in the Prospectus.  The Advisor, organized as a Virginia limited liability company, is controlled by Wayne Wilbanks.

The Advisor supervises the Fund’s investments pursuant to an Investment Advisory Agreement.  The Fund’s Investment Advisory Agreement is effective for an initial two year period and will remain in effect on a year to year basis thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Fund’s Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers to execute purchases and sales of securities.

Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from the reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The Advisor receives a monthly advisory fee equal to an annual rate of 0.75% of the Fund’s net assets.  In addition, the Advisor has entered into an Expense Limitation Agreement on behalf of the Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.25% of the Fund’s average daily net assets until January 1, 2015.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.

The Chief Compliance Officer of the Trust is an employee of the Advisor.

PORTFOLIO MANAGERS. A management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel Jr. and Tom McNally, CMT, CFA is responsible for the day-to-day management of the Fund’s portfolio.

Compensation.  Each of the portfolio managers receives a base salary from the Advisor. Each of Messrs. Scheffel and McNally also receive compensation based on the amount of portfolio assets he respectively manages. In addition, as stated above, Mr. Wilbanks is the controlling owner of the Advisor, and is accordingly entitled to profits related to his ownership.  The portfolio managers’ compensation is not directly linked to the Fund’s performance, though positive performance and growth in managed assets are factors that may contribute to the Advisor’s revenues and distributable profits.

Ownership of Fund Shares.  Because the Fund is newly organized, none of the portfolio managers own any shares of the Fund as of the date of this SAI.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of October 1, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Wayne F. Wilbanks	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 700	$0 $0 $527,256,077	$0 $0 $0	$0 $0 $0
Roger H. Scheffel Jr.	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 336	$0 $0 $240,199,180	$0 $0 $0	$0 $0 $0
Tom McNally	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 50	$0 $0 $3,247,257	$0 $0 $0	$0 $0 $0

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  These other accounts include separately managed private clients and other pooled investment vehicles (the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT.  Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Investment Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;
--	assemble reports required to be filed with the SEC and file such completed reports with the SEC;
--	arrange for the dissemination to shareholders of the Fund’s proxy materials and oversee the tabulation of proxies;
--	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
--	assist in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and
--	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders:  maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.100% of the average daily net assets of the  Fund up to $250 million; 0.075% of such assets from $250 million to $500 million; and 0.050% of such assets in excess of $500 million; subject, however, to a minimum fee with respect to the Fund of $2,500 per month; provided, however, that during the first year of the Fund’s operations, the monthly minimum fee will be $2,000, and during the second year of the Fund’s operations the monthly minimum fee will be $2,250. The fee payable by the Fund to Ultimus as Fund Accountant is $24,000 per year for one class of shares, $30,000 per year for two classes of shares and $36,000 per year for three classes of shares; plus an asset based fee at the annual rate of 0.010% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $20 per shareholder account, subject to a minimum fee with respect to each share class of $1,500 per month.  This monthly fee is reduced to $1,250 for the Fund or share class with between 25 and 100 shareholders, and $1,000 for the Fund or share class with less than 25 shareholders.

DISTRIBUTOR.  Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund, pursuant to a Distribution Agreement with the Trust.  The Distributor may sell shares of the Fund directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey is a Managing Director of the Distributor and an officer of the Trust.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states that the Fund shall from time to time offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.  Under the Distribution Agreement, the Distributor is paid $6,000 per fund per annum by the Trust for its services.

CUSTODIAN.  U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of Cohen Fund Audit Services, Ltd. to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Fund at least once each year.  A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Fund” in the Prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES.  Shares of the Fund are offered and sold on a continuous basis.  The purchase price of shares of the Fund is the net asset value next determined after the order is received in proper form (plus any applicable sales charge).  Net asset value is normally determined as of the time regular trading closes on the New York Stock Exchange (“NYSE”) on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below.  An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open but business and does not calculate its net asset value.

The Fund reserves the right in its sole discretion:  (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments in the Advisor’s sole discretion (including circumstances where certain economies can be achieved in sales of Fund shares).

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) that will be automatically invested in shares at the public offering price on or about the 15th and/or last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

REDEMPTIONS.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge by the Custodian for wiring redemption proceeds or any charges by your broker-dealer or financial institution.

Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse it for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan.  Shareholders owning shares in the Fund valued at more than $5,000 may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 866-515-4626 or by writing to:

WST Asset Manager – U.S. Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  See the section entitled “Investing in the Fund – Distribution of Shares” in the Prospectus.  As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan.  The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.  The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with its annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Fund include improved shareholder services and savings to the Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plan, the Fund may annually expend up to 0.25% of its average daily net assets allocable to Investor Shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made.  Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Investor Shares per annum of the Fund’s average daily net assets.  Such expenditures may include, without limitation: (a) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  The Fund does not participate in any joint distribution activities with other investment companies.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION.  To transfer shares to another owner, send a written request to WST Asset Manager – U.S. Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  In keeping with this purpose, the Fund may accept accounts with less than the minimum investment from Trustees, officers and employees of the Fund and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings.  These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Trust’s policies, the Trust and the Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 866-515-4626.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or the Advisor may, from time to time make additional portfolio holdings information available to the public on its website at www.wstamfunds.com.  Complete lists of the Fund’s holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted.  The Fund may also send a portion or all of this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Fund’s website.

The officers of the Trust and/or the Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and SAI, FilePoint Edgar Services (financial edgarizing firm).  The Fund and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Fund and/or the Advisor will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Fund’s website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Fund may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  The Fund will be providing non-public portfolio holdings information to five different rating or ranking organizations.  Each disclosure arrangement has been authorized by the Trust and/or the Advisor in accordance with the Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds and that each organization is subject to a duty of confidentiality.  Below is a table listing the groups that will be receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.  S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Reuters	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.  Thomson Financial indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board.  The Advisor and Ultimus are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

PRICING OF SHARES

The net asset value and the public offering price (net asset value plus any applicable sales charge) of shares of the Fund are normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier).  The Fund’s net asset value is not calculated on business holidays or weekends when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the net asset value for the Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of the Fund.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board.  Market values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Board, the assets of the Fund are generally valued as follows:

•
Securities that are listed on a securities exchange or quoted on a national market system are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and that are not traded on the valuation date are valued at the most recent closing bid price.

•	Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Securities with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.  If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00.  In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange.  For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option.  Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.

•	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees.  As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service; if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.  Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund are conclusive.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus is not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”) and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Internal Revenue Code section 851(h).  Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Beginning in 2011, if a regulated investment company fails this asset-diversification test, such investment company, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.”  Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, beginning in 2011, if a regulated investment company fails this asset-diversification test and the failure is not de minimis, a regulated investment company can cure failure if: (a) the regulated investment company files with the Treasury Department a description of each asset that causes the investment company to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the regulated investment company equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the regulated investment company to fail the diversification test.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  Currently the long-term capital gains rate for individual taxpayers is at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Beginning in 2011, a regulated investment company is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).  These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

For tax years beginning after December 31, 2012, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002 and before January 1, 2013, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2013) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA,” foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  The Treasury Department is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  The Treasury Department is authorized to provide additional exceptions to the application of the FATCA provisions.  Prospective investors should consult with their own tax advisors regarding these new provisions.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges.  Performance figures will be given for the most recent one, five and ten year periods, or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years
ERV	= ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return (after taxes on distributions)
n	= number of years
ERV	= ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return (after taxes on distributions and redemptions)
n	= number of years
ATVDR	= ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of the Fund’s future performance.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual Fund having similar objectives or to standardized indices or other measures of investment performance.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may also occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor.  Of course, there can be no assurance the Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual Fund and investment products.  Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar Fund or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date.    The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

Financial Statements

The financial statements of the Fund as of September 19, 2013, which have been audited by Cohen Fund Audit Services, Ltd., are set forth on the following pages.

WST Investment Trust
WST Asset Manager - U.S. Equity Fund
Statement of Assets and Liabilities
As of September 19, 2013

ASSETS
Cash	$100,000
TOTAL ASSETS	100,000

LIABILITIES
TOTAL LIABILITIES	-

Net assets for shares of beneficial
interest outstanding	$100,000

Net assets consist of:
Paid-in capital	$100,000

INVESTOR SHARES
Net assets applicable to Investor Shares	$5,000
Shares of Investor Shares outstanding (no par value, unlimited number
of shares authorized)	500
Net asset value, offering and redemption price per share	$10.00

INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$95,000
Shares of Institutional Shares outstanding (no par value, unlimited number
of shares authorized)	9,500
Net asset value, offering and redemption price per share	$10.00

The accompanying notes are an integral part of these financial statements.

WST Investment Trust
WST Asset Manager – U.S. Equity Fund
Notes to the Financial Statements
As of September 19, 2013

(1)	ORGANIZATION
WST Asset Manager – U.S. Equity Fund (the “Fund”) is a non-diversified series of WST Investment Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on June 27, 2013.  The investment objective of the Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on generating income.  The Fund offers two classes of shares:  Investor Shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor Shares) and Institutional Shares (sold without any sales loads or distribution fees, but are only available to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund).

On September 19, 2013, 500 shares of Investor Shares and 9,500 shares Institutional Shares of the Fund were issued for cash, at $10.00 per share to a shareholder who is a related party of Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”), the investment adviser to the Fund.  Certain officers of the Advisor are also officers of the Trust. The Fund has had no operations except for the initial issuance of shares.

(2)	SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

WST Investment Trust
WST Asset Manager – U.S. Equity Fund
Notes to the Financial Statements (Continued)
As of September 19, 2013

Valuation of Securities
The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities listed on a securities exchange or quoted on a national market system are valued at the last quoted sales prices on the exchanges on which they are primarily traded, or, if not traded on a particular day, at the most recent closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.  Securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.  If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00.  In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange.  For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option.  Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.  Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

Federal Taxes
The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal income or excise tax.

WST Investment Trust
WST Asset Manager – U.S. Equity Fund
Notes to the Financial Statements (Continued)
As of September 19, 2013

(3)	FEES AND TRANSACTIONS WITH RELATED PARTIES
A Trustee and certain officers of the Trust are affiliated with the Advisor or Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent.

Advisory Agreement
Pursuant to an investment management agreement between the Fund and the Advisor, the Advisor serves as the investment adviser to the Fund.  For its services, the Fund will pay the Advisor an investment advisory fee computed at the annual rate of 0.75% of the Fund’s average daily net assets.  The Fund is responsible for its own operating expenses.  The Advisor has entered into an Expense Limitation Agreement (the “Expense Limitation Agreement”) with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.25% of the Fund’s average daily net assets allocable to each Class of the Fund until January 1, 2015.  The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.  Any fees waived or reduced by the Advisor are not subject to recoupment.

Administration Agreement
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.10% of its average daily net assets up to $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,500. The minimum fee will be discounted during the first year to $2,000 and during the second year to $2,250.

WST Investment Trust
WST Asset Manager – U.S. Equity Fund
Notes to the Financial Statements (Continued)
As of September 19, 2013

Accounting Services Agreement
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee from the Fund, based on current asset levels, of $2,500 per month plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million.

Transfer Agent Agreement
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each share class of the Fund a monthly fee at an annual rate of $20 per direct shareholder account and $15 for certain accounts established through financial intermediaries, subject to a minimum monthly fee for each share class.  The minimum fee is $1,500 if a share class has 100 or more shareholder accounts; $1,250 if a share class has between 25 and 100 shareholder accounts; and $1,000 if a share class has less than 25 shareholder accounts.  In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

Distribution Fees
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940  that allows it to pay for certain  expenses related to the distribution of its shares.  The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Shares.

Distribution Agreement
The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives $6,000 annually for its services from the Fund.

Organizational and offering expenses
The Advisor has agreed to pay all expenses incurred through the date of these financial statements related to the organization, offering, and initial registration of the Fund.  Such expenses are not subject to repayment by the Fund to the Advisor.

WST Investment Trust
WST Asset Manager – U.S. Equity Fund
Notes to the Financial Statements (Continued)
As of September 19, 2013

(4)	CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements in unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(5)	SUBSEQUENT EVENTS
The Fund is required to recognize in these financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

(6)	CAPITAL SHARE TRANSACTIONS
At September 19, 2013, the share and dollar activity in Investor Shares of the Fund was as follows:

	Shares	Dollars

Sold	500	$5,000
Redeemed	-	-
Net increase	500	$5,000

At September 19, 2013, the share and dollar activity in Institutional Shares of the Fund was as follows:

	Shares	Dollars

Sold	9,500	$95,000
Redeemed	-	-
Net increase	9,500	$95,000

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees
WST Asset Manager - U.S. Equity Fund
(a series of WST Investment Trust)

We have audited the accompanying statement of assets and liabilities of WST Asset Manager - U.S. Equity Fund (the “Fund”), a series of WST Investment Trust, as of September 19, 2013.  This financial statement is the responsibility of Fund management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities.  Our procedures included confirmation of cash as of September 19, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of WST Asset Manager  - U.S. Equity Fund as of September 19, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 11, 2013

APPENDIX A – DESCRIPTION OF RATINGS

Each Fund may acquire from time to time debt securities as described in the Prospectuses and this SAI.  The Funds are not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Funds may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”).  The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated A-1+.  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.  Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  The rating AAA denotes the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk.  Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest.  Accordingly, each Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

WST INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

The Securities and Exchange Commission (“SEC”) has adopted rules and form requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the WST Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”), as the Fund’s investment adviser, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (the “Advisor’s Voting Policy”) as it relates to the Fund.  The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

EXHIBIT A

Series of the WST Investment Trust:

1.	WST Asset Manager - U.S. Equity Fund

WILBANKS, SMITH & THOMAS ASSET MANAGEMENT, LLC

PROXY VOTING AND DISCLOSURE POLICY

Proxy Voting Policy
Wilbanks, Smith & Thomas Asset Management, LLC (“WST”) does not have the authority and will not be responsible for voting proxies for its clients except where we are required to vote (e.g.; by the plan documents governing ERISA accounts) or have specifically agreed to vote. In the instance where we are required to vote, proxies will be voted after all appropriate information has been collected and reviewed, in the best financial interest of the clients which WST generally believes to be consistent with management’s recommendations.

Predetermined Guidelines: Routine and Financial or Corporate Governance Matters
WST adheres to certain predetermined voting guidelines and required voting will be done on a case-by-case basis, deemed by WST’s Investment Committee to be in the best financial interest of its clients. Certain financial and corporate governance issues may need additional consideration, as they may involve issues such as hostile takeovers and mergers. WST will typically vote with management on the following matters and proposals:

_ Allot Securities _ Cumulative Voting	_ Amend Articles/By Law/Charter – Organization Related
_ Date / Place of Annual Meeting	_ Amend Investment Policy
_ Declaration of Final Dividend Payment	_ Appoint Auditors and Approve Remuneration
_ Dividend	_ Appointment of Independent Auditors
_ Election of Directors	_ Approve / Amend Investment Advisory Agreements
_ Increase / Decrease Share Capital	_ Approve Authorized Common Stock Increase
_ Indemnification / Liability	_ Approve Common Stock Par Value Change
_ Miscellaneous Corporate Actions – Global	_ Approve Merger Agreement
_ Miscellaneous Corporate Governance	_ Approve Reorganization Plan
_ Par Value Change	_ Approve Reverse Stock Split
_ Ratification of Director’s actions on routine matters	_ Authorize Directors to Increase / Decrease Share Capital
_ Receive Consolidated Financial Statements	_ Authorize Directors to Repurchase Shares
_ Stock Issuance	_ Change Stock Exchange Listing
_ Transact Other Business	_ Confidential Voting

WST will not vote with management on any recommendations that the role of CEO and Chairman be combined. WST feels these roles should be kept separate.

Guidelines: Social Conscience/Moral Issues
WST intends to vote against proxies involving management’s actions relative to social or moral issues. Where the economic impact of a proposal is not clear, a vote to “abstain” may be appropriate.

Guidelines: Foreign Investments
On occasion, WST may invest client assets in foreign securities. Given the complexity and variety of regulatory schemes and corporate practices in foreign countries and other factors such as translation expenses, there may be excessive costs associated with voting proxies for foreign securities. Thus, WST intends to abstain from voting such proxies.

Guidelines: Client Guidelines
A client may have their own set of proxy voting guidelines, which may conflict with WST’s policy or with the voting guidelines of another client. If such a situation arises, it is the intention of WST to comply with client guidelines by voting the proxies attributable to that client on a proportionate basis (based on the number of shares held by the client).

Conflicts of Interest
In the instance where WST is required to vote proxies, the voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided or resolved in the best financial interest of the clients and that fiduciary obligations are fulfilled. Neither WST nor any person involved in the proxy voting process is engaged in any material business other than managing assets for clients. WST has reviewed and will continue to review with its officers and employees whether any relationships, personal, business or otherwise, exist between WST or any of its officers or employees (including their immediate families) and the issuer of any of WST’s client holdings or any of the issuer’s officers, directors, director-candidates, or proxy proponents.

WST recognizes that it is affiliated with other companies through its association with WealthTrust, LLC. However, neither WST nor any of its employees are cognizant of the activities of such affiliates other than awareness of the general business activities of some affiliates, nor is WST subject to influence by any such affiliates in terms of voting its proxies. Should any officer or employee be subject to any such influence, he/she shall immediately report such contact to the Compliance Officer.

Procedures
An administrator at WST will collect proxy material, compare the shares on the proxy against the shares in its database and cast the votes according to these policies and procedures.

WST utilizes Broadridge’s ProxyEdge software for its required proxy voting and record keeping. The online Proxy Edge system stores records of how shares were voted per account and enables WST to maintain accurate information on proxies.

This process is performed according to the predetermined guidelines stated above and all proxy information is reviewed daily. One of our administrators checks the ProxyEdge online system every day, reviews proxy meeting information, looks for discrepancies between the ProxyEdge system and our portfolio management database, confirms new and closed accounts, and reviews the meeting alerts. If any proxies need to be voted, the administrator notifies the Research Analyst and the account is presented to the Investment Committee for their voting decision at the next weekly strategy meeting.

Investment Committee Members are:

Wayne F. Wilbanks	Thomas McNally
T. Carl Turnage	Scott McCluney
Lawrence A. Bernert, III	John Duy
D.J. Kyle Elliott	Amie Baty
Mark R. Warden	Warner Halladay Scott
Roger H. Scheffel Jr.

New accounts that require Wilbanks, Smith & Thomas to vote are reported to Broadridge who then forwards the account information to the brokerage firm or financial institution that has custody of the clients’ securities. The new accounts are entered into Proxy Edge so that subsequent meetings can be electronically voted, account holdings can be updated and any future meetings monitored through Broadridge. If a custodian rejects Broadridge’s new account information form, WST should receive paper ballots until the rejection has been researched and resolved. All paper ballots received by WST will be voted in accordance with the votes cast electronically through Broadridge, following the same voting guidelines and procedures. Copies of these ballots and accurate records of the voting will be maintained.

Proxy Voting Record Keeping
WST will maintain (i) written Proxy Voting Policies and Procedures; (ii) all Proxy Statements received in connection with client securities; (iii) a record of how WST voted each proxy; (iv) any other documents prepared by WST that were material to the voting decision or that memorialize the basis for that decision; and (v) a copy of each written client request for voting records and a copy of the written response to a client request (whether written or oral).

Client Request
Wilbanks, Smith & Thomas will send a current copy of its Proxy Voting Policies and Procedures to any client, where Wilbanks, Smith & Thomas is required or has agreed to vote proxies at their request as well as a record of previously voted proxies for their holdings by writing or calling:

Theresa A. Garber, Compliance Manager
150 West Main Street, Suite 1700
Norfolk, VA. 23510
(757) 623-3676
Requested material will be promptly forwarded to the client.

Amendments Disclaimer
WST’s Investment Committee reserves the right to modify or amend these policies and procedures at anytime without notice.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.       Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”)1

(b)	By-Laws1

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	Form of Investment Advisory Agreement between the Registrant and Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”)2

(e)	Form of Distribution Agreement between the Registrant and with Ultimus Fund Distributors, LLC (“Distributor”)2

(f)	Not Applicable.

(g)	Form of Custodian Agreement2

(h)(1)	Form of Administration Agreement with Ultimus Fund Solutions, LLC2

(h)(2)	Form of Expense Limitation Agreement between the Registrant and the Advisor2

(h)(3)	Form of Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC2

(h)(4)	Form of Fund Accounting Agreement with Ultimus Fund Solutions, LLC2

(i)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to the Fund.2

(j)	Consent of Independent Registered Public Accounting Firm.2

(k)	Not Applicable.

(l)	Initial Capital Agreement.2

(m)	Distribution Plan under Rule 12b-1 for the Fund.2

(n)	Rule 18f-3 Plan.2

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant2

(p)(2)	Code of Ethics for the Advisor2

(p)(3)	Code of Ethics for the Distributor2

(q)	Copy of Powers of Attorney2

1	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed June 28, 2013 (File No. 333-189704)

2	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed October 22, 2013 (File No. 333-189704)

ITEM 29.       Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.       Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant's Trust Instrument contains the following provisions:

Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3.  Indemnification.

(a)           Subject to the exceptions and limitations contained in Subsection (b) below:

            (i)           every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)           as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)           Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates.  The Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31.       Business and other Connections of the Investment Advisors

The description of the Advisors is found under the caption of “Management” in the Prospectus and under the caption “Management and Administration” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Advisor may provide investment advisory services to other persons or entities other than the Registrant.

ITEM 32.       Principal Underwriter

(a)	The Distributor also acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	The Investment House Funds
The Berwyn Funds	Hussman Investment Trust
TFS Capital Investment Trust	Schwartz Investment Trust
Papp Investment Trust	Profit Funds Investment Trust
AlphaMark Investment Trust	Stralem Fund
Piedmont Investment Trust	CM Advisors Family of Funds
Gardner Lewis Investment Trust	Ultimus Managers Trust
The First Western Funds Trust	The Cutler Trust

(b)	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Assistant Vice President
	Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Julie M. Schmuelling	Vice President	None
	Wade R. Bridge	Vice President	Assistant Secretary
	Craig J. Hunt	Vice President	None
	Steven F. Nienhaus	Vice President	None
	Jeffrey D. Moeller	Vice President	None
	Tina H. Bloom	Vice President	Assistant Secretary
	Kristine M. Limbert	Vice President	None
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President
	Douglas K. Jones	Vice President	None
	David R. Carson	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)        Not applicable.

ITEM 33.       Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator:

Ultimus Fund Solutions, LLC,
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

or its Advisor:

Wilbanks, Smith & Thomas Asset Management, LLC
150 W Main Street
Norfolk, VA 23510

ITEM 34.       Management Services

None.

ITEM 35.       Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in Norfolk, Virginia on the 7th day of November 2013.

WST Investment Trust

By:	/s/ Wayne F. Wilbanks
Wayne F. Wilbanks, Trustee and President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ Wayne F. Wilbanks	Trustee and President	November 7, 2013
Wayne F. Wilbanks

/s/ Theresa M. Bridge	Treasurer	November 7, 2013
Theresa M. Bridge

*	Trustee
James H. Speed Jr.
/s/ Tina H. Bloom
*	Trustee	Tina H. Bloom
Thomas G. Douglas		Attorney-in-Fact*
November 7, 2013